UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22961

Alpha Architect ETF Trust

213 Foxcroft Road

Broomall, PA 19008

215-882-9983

Date of fiscal year end: September 30, 2021

Date of reporting period: September 30, 2021

Item 1. Reports to Stockholders.

Freedom 100 Emerging Markets ETF

Annual Report

September 30, 2021

FREEDOM 100 EMERGING MARKETS ETF

FREEDOM 100 EMERGING MARKETS ETF

LETTER TO SHAREHOLDERS

SEPTEMBER 30, 2021

Empower Investors Through Education | Affordable Alpha

Dear Freedom 100 Emerging Markets ETF Shareholders,	November 22, 2021

Thank you for your investment in the Freedom 100 Emerging Markets ETF (“FRDM” or the “Fund”). The information presented in this letter relates to the operations of the Fund for its fiscal year ending September 30, 2021 (“FY 2021”).

FRDM seeks to track the Life + Liberty Freedom 100 Emerging Markets Index (“FRDM index”). The index uses a freedom-weighting methodology to capture exposure to the freest emerging markets (EMs), based on third-party quantitative personal and economic freedom metrics.

For FY 2021, FRDM was up 31.62% at its market price and up 32.97% at net asset value (NAV). For FY 2021, FRDM outperformed the Solactive GBS Emerging Markets Large & Mid Cap NTR Index, which returned 17.15%.

We believe FRDM’s relative outperformance was due to (1) faster recovery from the COVID drawdown in the freer emerging markets country set, and (2) China exclusion from the Fund’s portfolio due to freedom-weighting. China saw a parade of shareholder value deterioration during this period due largely to government intrusion into private market activity, led by actions directed at its tech and education sectors. With zero China allocation, FRDM avoided direct exposure to this and other tail risks inherent in the less free Emerging Markets.

The best and worst performing securities based on their contribution to the Fund’s return over FY2021 are listed below, taking into consideration both the performance and the weighting of each security.

For FY 2021, the security with the largest positive impact on the Fund’s performance (the best performing security in the Fund’s portfolio) during the period was Taiwan Semiconductor-SP ADR, which was up 37.29%. The second best performing security was Samsung Electronics Co LTD, which was up 29.21% during the period. The third best performing security for the period was Bank Pekao SA, which was up 104.95% during the period.

The worst performing security in the Fund’s portfolio during the period was CD Projekt SA, which was down 50.41%. The second worst performing security was Top Glove Corp. BHD, which was down 51.07% for the period. The third worst performing security was Empresas CMPC SA, which was down 2.89% for the period.

Please note, returns of the best/worst performers cited above reflect the returns of the stocks during the time period held by the Fund, which was not necessary for the entire fiscal year.

FRDM distributed income to shareholders on a quarterly basis.

We appreciate your continued investment in the Fund.

Sincerely,

/s/ Wesley R. Gray

Wesley R. Gray Ph.D.

Chief Executive Officer

FREEDOM 100 EMERGING MARKETS ETF

LETTER TO SHAREHOLDERS

SEPTEMBER 30, 2021

INDICES

The Life + Liberty Freedom 100 Emerging Markets Index is a freedom-weighted emerging markets equity index. The Index is designed to track the performance of a portfolio of approximately 100 equity securities listed in emerging market countries. The index does not incur any management fees, transaction costs, or expenses. The index is unmanaged and one cannot invest directly in the index.

The Solactive GBS Emerging Markets Large & Mid Cap USD Index NTR is part of the Solactive Global Benchmark Series. The index intends to track the performance of the large and mid-cap segment covering approximately the largest 85% of the free-float market capitalization in the Emerging Markets. It is calculated as a Net Total Return index in USD and weighted by free-float market capitalization.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy, hold or sell any security. Please see the Schedule of Investments in this report for complete Fund holdings.

Shares are bought and sold at market price (not at net asset value, (“NAV”)), and are not individually redeemed from the Fund. Market price returns are based upon the midpoint of the bid/ask spread at the close of the exchange and does not represent the returns an investor would receive if shares were traded at other times. Brokerage commissions will reduce returns. NAVs are calculated using prices as of the close of regular trading on the exchange, normally 4:00 p.m. Eastern Time.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Any offering must be preceded or accompanied by a prospectus.

RISKS

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.

Investments involve risk. Principal loss is possible. Freedom 100 Emerging Markets ETF is subject to the same risks as the underlying securities.

Non-diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss.

Freedom Style Risk. The Fund’s freedom style investment strategy limits the types and number of investment opportunities available and, as a result, may underperform other emerging markets funds that do not have a freedom focus. In addition, the Index Provider may be unsuccessful in creating an index composed only of companies in countries that benefit from significant personal and economic freedoms

Quantitative Management Risk. Investments utilizing quantitative methods may perform differently than the market as a result of characteristics and data used and changes in trends.

Foreign Security Risk. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are magnified for emerging markets.

Alpha Architect | 213 Foxcroft Road | Broomall, PA 19008 | T: 215.882.9983 | F: 216.245.3686
www.AlphaArchitect.com

FREEDOM 100 EMERGING MARKETS ETF

LETTER TO SHAREHOLDERS

SEPTEMBER 30, 2021

Small- and Mid-Cap Company Risk. Investments in small- and mid-cap companies involve limited liquidity and greater volatility than larger companies.

Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons, including Fund operating expenses and portfolio transaction costs not incurred by an index and the Fund may not be fully invested in securities of its index or may hold securities not included in the index.

Distributed by Quasar Distributors, LLC.

Alpha Architect | 213 Foxcroft Road | Broomall, PA 19008 | T: 215.882.9983 | F: 216.245.3686
www.AlphaArchitect.com

FREEDOM 100 EMERGING MARKETS ETF

Growth of $10,000 (Unaudited)

	Average Annual Return*
	1 Year	Since Inception (May 22, 2019)
Freedom 100 Emerging Markets ETF	32.97%	13.96%
Solactive GBS Emerging Markets Large & Mid Cap Index	17.15%	12.33%
Life + Liberty Freedom 100 Emerging Markets Index	32.87%	14.32%

See “Index Overview” Section for a description of each.

*	This chart assumes an initial gross investment of $10,000 made on May 22, 2019. Returns shown include the reinvestment of all dividends and other distributions. Past performance does not guarantee future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Tabular Presentation of Schedule of Investments

As of September 30, 2021 (Unaudited)

Freedom 100 Emerging Markets ETF

Sector[1]	% of Net Assets
Financials	22.5%
Manufacturing	17.5%
Information Technology	14.5%
Consumer Discretionary	9.6%
Materials	8.5%
Consumer Staples	7.5%
Industrials	4.1%
Mining, Quarrying, and Oil and Gas Extraction	3.8%
Telecommunication Services	3.5%
Energy	3.1%
Health Care	2.5%
Utilities	1.1%
Money Market Funds	1.1%
Finance and Insurance	1.0%
Other Assets	-0.3%
Total	100.0%

1.	Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment adviser’s internal sector classifications.

FREEDOM 100 EMERGING MARKETS ETF

INDEX OVERVIEW (UNAUDITED)

SEPTEMBER 30, 2021

Solactive GBS Emerging Markets Large & Mid Cap Index

The Solactive GBS Emerging Markets Large & Mid Cap USD Index NTR is part of the Solactive Global Benchmark Series. The index intends to track the performance of the large and mid-cap segment covering approximately the largest 85% of the free-float market capitalization in the Emerging Markets. It is calculated as a Net Total Return index in USD and weighted by free-float market capitalization.

Life + Liberty Freedom 100 Emerging Markets Index

The Life + Liberty Freedom 100 Emerging Markets Index is a freedom-weighted emerging markets equity index. It consists of approximately 100 equity securities listed in emerging market countries that are determined based on quantified data covering 79 personal and economic freedom factors which are categorized into three main types of freedoms: the rights to life, liberty, and property. A quantitative model is used to weigh the countries based on human and economic freedom metrics, and securities within countries are then selected based upon market capitalization and liquidity metrics.

Freedom 100 Emerging Markets ETF
Schedule of Investments
September 30, 2021

Shares		Value
COMMON STOCKS - 98.5%
Brazil - 2.7%
153,941	B3 S.A. - Brasil Bolsa Balcao	$361,266
52,540	Banco Santander Brasil S.A. ADR	343,612
67,960	Magazine Luiza S.A.	179,205
22,340	Natura & Co. Holding S.A. (a)	187,105
5,918	Rede D’Or Sao Luiz S.A.	73,669
16,240	Suzano S.A. (a)	161,036
85,660	Vale S.A.	1,193,098
31,914	WEG S.A.	231,484
		2,730,475
Chile - 16.0%
30,812,808	Banco de Chile	2,842,622
32,209	Banco de Credito e Inversiones S.A.	1,175,859
950,572	Cencosud S.A.	1,838,304
1,357	Cia Cervecerias Unidas S.A. ADR	23,463
12,533,190	Cia Sud Americana de Vapores S.A.	883,723
5,558,933	Colbun S.A.	900,893
757,088	Empresas CMPC S.A.	1,426,776
265,910	Empresas COPEC S.A.	2,207,171
586,044	Falabella S.A.	2,052,744
51,746	Sociedad Quimica y Minera de Chile S.A. ADR	2,779,795
		16,131,350
Indonesia - 6.5%
2,374,120	Adaro Energy Tbk PT	291,944
1,612,004	Bank Central Asia Tbk PT	3,942,018
4,175,885	Barito Pacific Tbk PT	281,553
241,183	Chandra Asri Petrochemical Tbk PT	121,329
1,258,318	Charoen Pokphand Indonesia Tbk PT	564,869
72,017	Gudang Garam Tbk PT	163,784
292,008	Indah Kiat Pulp & Paper Tbk PT	174,950
3,200,366	Kalbe Farma Tbk PT	319,757
1,736,854	Merdeka Copper Gold Tbk PT (a)	305,807
4,058,274	Sarana Menara Nusantara Tbk PT	375,700
		6,541,711
Malaysia - 4.0%
480,994	Dialog Group Bhd	274,591
296,237	DiGi.Com Bhd	314,882
136,357	Hartalega Holdings Bhd	200,309
54,875	Hong Leong Bank Bhd	247,734
40,640	Kuala Lumpur Kepong Bhd	195,313
734,028	MR DIY Group M Bhd	683,795
46,575	PPB Group Bhd	204,256
264,878	Press Metal Aluminium Holdings Bhd	363,167
1,229,583	Public Bank Bhd	1,195,367
491,743	Top Glove Corp. Bhd	338,283
		4,017,697

The accompanying notes are an integral part of these financial statements.

Freedom 100 Emerging Markets ETF
Schedule of Investments
September 30, 2021

Shares		Value
Mexico - 4.9%
1,740,941	America Movil S.A.B. de C.V.	$1,540,924
69,865	Arca Continental S.A.B. de C.V.	425,387
52,898	Becle S.A.B. de C.V.	114,194
1,051	Cemex S.A.B. de C.V. ADR (a)	7,536
8,916	Fomento Economico Mexicano S.A.B. de C.V. ADR	773,196
156,226	Grupo Bimbo S.A.B. de C.V.	439,051
41,327	Grupo Carso S.A.B. de C.V.	143,052
5,496	Grupo Elektra S.A.B. de C.V.	418,773
2,751	Grupo Financiero Banorte S.A.B. de C.V.	17,631
274,930	Grupo Mexico S.A.B. de C.V.	1,093,247
		4,972,991
Philippines - 4.8%
35,215	Ayala Corp.	564,020
200,938	Bank of the Philippine Islands	320,847
215,404	BDO Unibank, Inc.	467,039
3,863	Globe Telecom, Inc.	225,979
174,171	International Container Terminal Services, Inc.	665,817
428,968	JG Summit Holdings, Inc.	546,617
28,129	Manila Electric Co.	164,329
274,396	Metropolitan Bank & Trust Co.	235,074
11,050	PLDT, Inc.	363,929
63,338	SM Investments Corp.	1,229,261
		4,782,912
Poland - 15.9%
38,051	Asseco Poland S.A.	838,084
132,860	Bank Polska Kasa Opieki S.A.	3,442,384
27,398	CCC S.A. (a)	832,841
46,947	CD Projekt S.A.	2,263,985
188,443	Cyfrowy Polsat S.A.	1,685,788
35,675	Dino Polska S.A. (a)	2,979,756
9,628	KRUK S.A.	786,266
742	LPP S.A.	2,761,104
1,326	Mercator Medical S.A. (a)	49,509
2,460	TEN Square Games S.A.	325,650
		15,965,367
Republic of Korea - 15.5%
4,655	Celltrion, Inc. (a)	1,020,247
4,454	Hyundai Motor Co.	752,365
10,144	Kakao Corp.	1,010,973
1,532	LG Chem Ltd.	1,004,081
378	LG Household & Health Care Ltd.	426,846
5,368	NAVER Corp.	1,759,108
676	Samsung Biologics Co., Ltd. (a)	499,007
101,383	Samsung Electronics Co., Ltd.	6,345,001
1,714	Samsung SDI Co., Ltd.	1,039,402
20,264	SK Hynix, Inc.	1,762,831
		15,619,861

The accompanying notes are an integral part of these financial statements.

Freedom 100 Emerging Markets ETF
Schedule of Investments
September 30, 2021

Shares		Value
South Africa - 7.3%
29,709	AngloGold Ashanti Ltd. ADR	$475,047
7,259	Capitec Bank Holdings Ltd.	876,889
362,890	FirstRand Ltd.	1,554,580
63,446	Gold Fields Ltd. ADR	515,181
46,761	Impala Platinum Holdings Ltd.	533,076
116,830	MTN Group Ltd. (a)	1,096,711
24,718	Northam Platinum Holdings Ltd. (a)	294,343
129,969	Sanlam Ltd.	551,680
188,008	Sibanye Stillwater Ltd.	580,801
85,593	Standard Bank Group Ltd.	813,826
		7,292,134
Taiwan – 20.9%
687,148	Cathay Financial Holding Co., Ltd.	1,428,039
3,790	Chunghwa Telecom Co., Ltd.	15,032
123,952	Delta Electronics, Inc.	1,121,154
89,981	Formosa Petrochemical Corp.	320,386
329,068	Formosa Plastics Corp.	1,340,580
552,733	Fubon Financial Holding Co., Ltd.	1,521,675
751,478	Hon Hai Precision Industry Co., Ltd.	2,832,153
96,343	MediaTek, Inc.	3,129,535
65,951	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	7,363,429
856,490	United Microelectronics Corp.	1,967,494
		21,039,477
	TOTAL COMMON STOCKS (Cost $97,062,928)	99,093,975

PREFERRED STOCKS – 0.6%
Brazil – 0.6%
78,580	Banco Bradesco S.A.	300,962
61,860	Itau Unibanco Holding S.A.	326,002
		626,964
	TOTAL PREFERRED STOCKS (Cost $676,801)	626,964

RIGHTS – 0.0% (b)
Taiwan – 0.0% (b)
16,225	Fubon Financial Holdings-Rights – Class A (c)(d)	10,366
9,869	Fubon Financial Holdings-Rights – Class C (c)(d)	–
		10,366
	TOTAL RIGHTS (Cost $10,205)	10,366

The accompanying notes are an integral part of these financial statements.

Freedom 100 Emerging Markets ETF
Schedule of Investments
September 30, 2021

Shares		Value
MONEY MARKET FUNDS - 1.2%
1,144,599	First American Government Obligations Fund - Class X, 0.03% (e)	$1,144,599
	TOTAL MONEY MARKET FUNDS (Cost $1,144,599)	1,144,599

	TOTAL INVESTMENTS (Cost $98,894,533) - 100.3%	100,875,904
	Other Liabilities in Excess of Assets - (0.3%)	(262,426)
	TOTAL NET ASSETS - 100.0%	$100,613,478

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt

(a)	Non-Income producing security.

(b)	Represents less than 0.05% of net assets.

(c)	Value determined using significant unobservable inputs.

(d)	Security is deemed to be illiquid. The total value of illiquid securities represent 0.0% of net assets.

(e)	Rate shown is the 7-day effective yield.

The accompanying notes are an integral part of these financial statements.

FREEDOM 100 EMERGING MARKETS ETF

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2021

Freedom 100 Emerging Markets ETF
Assets:
Investments, at value	$100,875,904
Receivable for fund shares sold	4,948,425
Dividends and interest receivable	343,640
Receivable for investments sold	226,276
Foreign currencies, at value	187,725
Spot trade receivable	1,955
Total assets	106,583,925
Liabilities:
Payable for investment securities purchased	5,933,218
Accrued investment advisory fees	37,229
Total liabilities	5,970,447
Net Assets	$100,613,478

Net Assets Consist of:
Capital stock	$98,204,224
Total Distributable Earnings	2,409,254
Net Assets:	$100,613,478

Calculation of Net Asset Value Per Share:
Net Assets	$100,613,478
Shares Outstanding (unlimited shares of beneficial interest authorized, no par value)	3,050,000
Net Asset Value per Share	$32.99

Cost of Investments	$98,894,533
Cost of Foreign Currency	$188,274

The accompanying notes are an integral part of these financial statements.

FREEDOM 100 EMERGING MARKETS ETF

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2021

Freedom 100 Emerging Markets ETF
Investment Income:
Dividend income (net of foreign withholding tax of $294,975)	$1,387,626
Interest income	96
Total investment income	1,387,722

Expenses:
Investment advisory fees	227,837
Total expenses	227,837

Net investment income	1,159,885

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	1,984,057
Foreign currency	(70,820)
1,913,237
Net change in unrealized appreciation (depreciation) on:
Investments	4,818,808
Foreign currency	(2,274,210)
2,544,598
Net realized and unrealized gain on investments:	4,457,835
Net increase in net assets resulting from operations	$5,617,720

The accompanying notes are an integral part of these financial statements.

FREEDOM 100 EMERGING MARKETS ETF

STATEMENT OF CHANGES IN NET ASSETS

	Freedom 100 Emerging Markets ETF
	Year Ended September 30, 2021	Year Ended September 30, 2020
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,159,885	$216,701
Net realized gain gain on investments	1,913,237	480,609
Net change in unrealized appreciation (depreciation) on investments	2,544,598	(601,462)
Net increase in net assets resulting from operations	5,617,720	95,848

Distributions to Shareholders:
Net investment income	(638,438)	(214,768)
Total distributions	(638,438)	(214,768)

Capital Share Transactions:
Proceeds from shares sold	80,506,651	10,305,750
Payments for shares redeemed	(5,102,910)	(2,806,470)
Transaction Fees (See Note 1)	172,596	14,257
Net increase in net assets from net change in capital share transactions	75,576,337	7,513,537
Total increase (decrease) in net assets	80,555,619	7,394,617
Net Assets:
Beginning of year	20,057,859	12,663,242
End of year	$100,613,478	$20,057,859

Changes in Shares Outstanding
Shares outstanding, beginning of year	800,000	500,000
Shares sold	2,400,000	400,000
Shares repurchased	(150,000)	(100,000)
Shares outstanding, end of year	3,050,000	800,000

The accompanying notes are an integral part of these financial statements.

FREEDOM 100 EMERGING MARKETS ETF

FINANCIAL HIGHLIGHTS

September 30, 2021

	Net Asset Value, Beginning of Period	Net Investment Income (1)	Net Realized and Unrealized Gains/(Losses) on Investments	Net Increase/ (Decrease) in Net Asset Value Resulting from Operations	Distributions from Net Investment Income	Total Distributions	Transaction Fees (See Note 1)	Net Asset Value, End of Period
Freedom 100 Emerging Markets ETF
Year Ended September 30, 2021	$25.07	0.82	7.33	8.15	(0.35)	(0.35)	0.12	$32.99
Year Ended September 30, 2020	$25.33	0.34	(0.31)	0.03	(0.31)	(0.31)	0.02	$25.07
May 23, 2019 (6) to September 30, 2019	$25.00	0.31	0.19	0.50	(0.20)	(0.20)	0.03	$25.33

FREEDOM 100 EMERGING MARKETS ETF

FINANCIAL HIGHLIGHTS (CONTINUED)

September 30, 2021

	Total Return(2)	Net Assets, End of Period (000’s)	Net Expenses(3)(4)	Net Investment Income (Loss)(3)	Portfolio Turnover Rate(5)
Freedom 100 Emerging Markets ETF
Year Ended September 30, 2021	32.97%	$100,613	0.49%	2.49%	21.9%
Year Ended September 30, 2020	0.25%	$20,058	0.49%	1.40%	19.0%
May 23, 2019 (6) to September 30, 2019	2.11%	$12,663	0.49%	3.42%	0.3%

(1)	Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout the period.
(2)	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized.
(3)	For periods of less than one year, these ratios are annualized.
(4)	Net expenses include effects of any reimbursement or recoupment.
(5)	Portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year.
(6)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

FREEDOM 100 EMERGING MARKETS ETF

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2021

NOTE 1 – ORGANIZATION

Freedom 100 Emerging Markets ETF (the “Fund”) is a series of the Alpha Architect ETF Trust (the “Trust”), which was organized as a Delaware statutory trust on October 11, 2013. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund commenced operations on May 23, 2019. The Fund is considered non-diversified under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946-Financial Services- Investment Companies. The Fund’s investment objective is to seek to track the total return performance, before fees and expenses, of the Life + Liberty Freedom 100 Emerging Markets Index (the “Index”).

The Index was developed in 2017 by Life + Liberty Investments, LLC, the Fund’s index provider (the “Index Provider”). The Index consists of approximately 100 equity securities listed in emerging market countries that are determined based on quantified data covering 79 personal and economic freedom factors which are categorized into three main types of freedoms: the rights to life, liberty, and property. A quantitative model is used to weigh the countries based on human and economic freedom metrics, and securities within countries are then selected based upon market capitalization and liquidity metrics.

Shares of the Freedom 100 Emerging Markets ETF are listed and traded on Cboe BZX Exchange, Inc. (“Cboe”). Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in share amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Authorized Participants may be required to pay a transaction fee to compensate the Trust or its custodian for costs incurred in connection with creation and redemption transactions. The standard transaction fee, which is payable to the Trust’s custodian, typically applies to in-kind purchases of the Fund effected through the clearing process on any business day, regardless of the number of Creation Units purchased or redeemed that day (“Standard Transaction Fees”). Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions fees. Certain fund deposits consisting of cash-in-lieu or cash value may be subject to a variable charge (“Variable Transaction Fees”), which is payable to the Fund, of up to 2.00% of the value of the order in addition to the Standard Transaction Fees. Variable Transaction Fees received by the Fund, if any, are displayed in the Capital Share Transactions sections of the Statements of Changes in Net Assets.

Because, among other things, the Fund imposes transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s Shares.

FREEDOM 100 EMERGING MARKETS ETF

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2021

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.	Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Securities for which quotations are not readily available are valued by a committee established by the Trust’s Board of Trustees (the “Board”) in accordance with procedures established by the Board. This “fair valuation” process is designed to value the subject security at the price the Trust would reasonably expect to receive upon its current sale. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of “fair value” pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2021, the Fund held securities valued by an investment committee.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FREEDOM 100 EMERGING MARKETS ETF

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2021

The following is a summary of the fair value classification of the Fund’s investments as of September 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Freedom 100 Emerging Markets ETF Assets*
Common Stocks	$99,093,975	$-	$-	$99,093,975
Preferred Stocks	626,964	-	-	626,964
Rights	-	-	10,366	10,366
Money Market Funds	1,144,599	-	-	1,144,599
Total Investments in Securities	$100,865,538	$-	$10,366	$100,875,904

*	For further detail on each asset class, see the Schedule of Investments

During the fiscal year ended September 30, 2021, there were transfers between Levels 1 and 3. Transfers from Level 1 to Level 3 occurred because quoted prices were unavailable for the securities. Below is a reconciliation that details the activity of securities classified as Level 3 during the period ended September 30, 2021.

Freedom 100 Emerging Markets ETF
Rights
Value, Beginning of Period	$-
Purchases	10,205
Proceeds from Sales	-
Net Realized Gains (Losses)	-
Return of Capital	-
Change in Unrealized Appreciation (Depreciation)	161
Transfers In/(Out) of Level 3	-
Value, End of Year	10,366

B.	Risks. Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.

Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include: currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks including less liquidity, high inflation rates, unfavorable economic practices, political instability and expropriation and nationalization risks.

FREEDOM 100 EMERGING MARKETS ETF

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2021

The risks of foreign securities typically are greater in emerging and less developed markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. These securities markets may be less developed and securities in those markets are generally more volatile and less liquid than those in developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

The global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

See the Fund’s Prospectus and Statement of Additional Information regarding the risks of investing in shares of the Fund.

C.	Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts using the spot rate of exchange at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. That portion of gains (losses) attributable to the changes in market prices and the portion of gains (losses) attributable to changes in foreign exchange rates are included on the “Statement of Operations” under “Net realized gain (loss) – Foreign currency” and “Change in Net Unrealized Appreciation (Depreciation) – Foreign Currency,” respectively.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year-end, resulting from changes in exchange rates.

D.	Federal Income Taxes. The Fund intends to continue to comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, as necessary to qualify as a regulated investment company and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the fiscal year ended September 30, 2021, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the fiscal year ended September 30, 2021, the Fund did not have liabilities for any unrecognized tax benefits. The Fund would/will recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the fiscal year ended September 30, 2021, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the Fund’s commencement of operations.

FREEDOM 100 EMERGING MARKETS ETF

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2021

The Fund may be subject to taxes imposed on realized and unrealized gains on securities of certain foreign countries in which the Fund invests. The foreign tax expense, if any, was recorded on an accrual basis and is included in “Net realized gain (loss) on investments” and “Net increase (decrease) in unrealized appreciation or depreciation on investments” on the accompanying Statements of Operations. The amount of foreign tax owed, if any, is included in “Payable for foreign taxes” on the accompanying Statements of Assets and Liabilities and is comprised of withholding taxes on foreign dividends and taxes on unrealized gains.

E.	Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date, net of any foreign taxes withheld at source. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

Distributions to shareholders from net investment income for the Fund are declared and paid on a quarterly basis and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date. The Fund may distribute more frequently, if necessary, for tax purposes.

F.	Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

G.	Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for regular trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

J.	Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. Additionally, as is customary, the Trust’s organizational documents permit the Trust to indemnify its officers and trustees against certain liabilities under certain circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. As of the date of this Report, no claim has been made for indemnification pursuant to any such agreement of the Fund.

K.	Reclassification of Capital Accounts. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. In addition, the Fund’s realized net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital. For the fiscal year ended September 30, 2021 the following table shows the reclassifications made:

	Undistributed Net Investment Gain (Loss)	Accumulated Net Realized Gain (Loss)	Paid in Capital
Freedom 100 Emerging Markets ETF	58,891	(2,026,851)	1,967,960

FREEDOM 100 EMERGING MARKETS ETF

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2021

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS.

Empowered Funds, LLC (the “Adviser”) serves as the investment adviser to the Fund. Pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser agrees to pay all expenses incurred by the Fund except for the fee paid to the Adviser pursuant to the Advisory Agreement, payments under any distribution plan adopted pursuant to Rule 12b-1, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs), litigation expenses and other non-routine or extraordinary expenses.

At a Board meeting held on October 1, 2021, the Board of Trustees of the Trust (the “Trustees”) including each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), approved the Advisory Agreement. Per the Advisory Agreement, the Fund pays an annual rate of 0.49% to the Adviser monthly based on average daily net assets. A description of the Board’s consideration is included in this annual report.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the fiscal year ended September 30, 2021, purchases and sales of securities for the Fund, excluding short-term securities and in-kind transactions, were as follows:

	Purchases	Sales
Freedom 100 Emerging Markets ETF	$53,588,091	$10,506,819

For the fiscal year ended September 30, 2021, in-kind transactions associated with creations and redemptions were as follows:

	Purchases	Sales
Freedom 100 Emerging Markets ETF	$36,046,011	$3,996,768

For the fiscal year ended September 30, 2021, short term and long-term gains on in-kind transactions were as follows:

	Short Term	Long Term
Freedom 100 Emerging Markets ETF	$148,133	$1,819,827

There were no purchases or sales of U.S. Government securities during the year.

FREEDOM 100 EMERGING MARKETS ETF

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2021

NOTE 5 – TAX INFORMATION

The components of tax basis cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes at September 30, 2021 were as follows:

Freedom 100 Emerging Markets ETF
Tax cost of Investments	$99,356,128
Gross tax unrealized appreciation	7,827,138
Gross tax unrealized depreciation	(6,304,853)
Net tax unrealized appreciation (depreciation)	$1,522,285
Undistributed ordinary income	836,255
Undistributed long-term gain	50,714
Total distributable earnings	886,969
Other accumulated gain (loss)	-
Total accumulated gain (loss)	$2,409,254

The difference between book and tax-basis cost is attributable to the realization for tax purposes of unrealized gains on investments in REITs, partnerships, passive foreign investment companies and wash sales. Under tax law, certain capital and foreign currency losses realized after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

For the period ended September 30, 2021, the Fund did not defer any qualified late year losses or post-October losses.

At September 30, 2021, the Fund had the following capital loss carryforwards

	Unlimited Short-Term	Unlimited Long-Term
Freedom 100 Emerging Markets ETF	-	-

NOTE 6 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the fiscal years ended September 30, 2021 and September 30, 2020 was as follows:

	Fiscal Year Ended September 30, 2021	Fiscal Year Ended September 30, 2020
	Ordinary Income	Ordinary Income
Freedom 100 Emerging Markets ETF	638,438	214,768

NOTE 7 – OTHER INFORMATION

Effective March 31, 2021, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Trustees of the Trust has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

FREEDOM 100 EMERGING MARKETS ETF

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2021

On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the parent company of Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction closed at the end of the third quarter of 2021. Quasar will remain the Fund’s distributor as approved by the Board on September 15, 2021.

Freedom 100 Emerging Markets ETF (Ticker: FRDM) is not offered or sold by Life + Liberty Indexes or any of its affiliates, licensors or contractors (the “LL Parties”) nor do any of the LL Parties offer any express or implicit guarantee, warranty or assurance either with regard to the results of using the Freedom 100 Emerging Markets Index (the “Index”) or the Index Price at any time or in any other respect. The Index is calculated and published by the LL Parties. Life + Liberty Indexes has entered an agreement with FRDM’s Adviser to sponsor the Fund. The LL Parties use commercially reasonable efforts to ensure that the Index is calculated correctly. Neither publication of the Index by the LL Parties nor the licensing of the Index or Index trademark(s) for the purpose of use in connection with the Freedom 100 Emerging Markets ETF (Ticker: FRDM) constitutes a recommendation by any of the LL Parties to invest in the Freedom 100 Emerging Markets ETF (Ticker: FRDM). “Freedom 100” and “Life + Liberty Indexes” are trademarks of Life + Liberty Investments, LLC.

NOTE 8 – SUBSEQUENT EVENTS

In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through date the financial statements were issued. Except as noted below, there were no transactions that occurred during the period subsequent to September 30, 2021, that materially impacted the amounts or disclosures in the Fund’s financial statements.

On October 1, 2021, the Board (the members of which are referred to as “Trustees”) of the Alpha Architect ETF Trust (the “Trust”) recently met to consider the approval of the continuance of investment advisory agreement between the Trust, on behalf of the Freedom 100 Emerging Markets ETF, and Empowered Funds, LLC (the “Adviser”). A discussion of the Board’s considerations will be included in this annual report.

On October 1, 2021 the Trust’s Board of Trustees (the “Board”) approved the use of securities lending by the Fund. The Fund may make secured loans of its portfolio securities; however, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with the Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law.

To the extent the Fund engages in securities lending, securities loans will be made to broker-dealers that the Adviser believes to be of relatively high credit standing pursuant to agreements requiring that the loans continuously be collateralized by cash, liquid securities, or shares of other investment companies with a value at least equal to the market value of the loaned securities. As with other extensions of credit, the Fund bears the risk of delay in the recovery of the securities and of loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline.

For each loan, the borrower usually must maintain with the Fund’s custodian collateral with an initial market value at least equal to 102% of the market value of the domestic securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Such collateral will be marked-to-market daily, and if the coverage falls below 100%, the borrower will be required to deliver additional collateral equal to at least 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned).

FREEDOM 100 EMERGING MARKETS ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Certified Public Accountants

4601 DTC BOULEVARD ● SUITE 700

DENVER, COLORADO 80237

TELEPHONE: (303) 753-1959

FAX: (303) 753-0338

www.spicerjeffries.com

To the Shareholders and

Board of Trustees of

Alpha Architect ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of Freedom 100 Emerging Markets ETF (the “Fund”, a series of Alpha Architect ETF Trust, the “Trust”) as of September 30, 2021, the related statements of operations, changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes and schedules (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position as of September 30, 2021 and the results of operations, changes in net assets, and financial highlights, in all material respects, for the period indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Freedom 100 Emerging Markets ETF	Year ended September 30, 2021	Years ended September 30, 2021 and 2020	Years ended September 30, 2021 and 2020 and the period from commencement of operations (May 23, 2019) through September 30, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

FREEDOM 100 EMERGING MARKETS ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2021, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the investment companies within the Alpha Architect ETF Trust since 2016.

Denver, Colorado

November 22, 2021

FREEDOM 100 EMERGING MARKETS ETF

EXPENSE EXAMPLE

SEPTEMBER 30, 2021 (UNAUDITED)

As a shareholder of the Freedom 100 Emerging Markets ETF, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held the entire period (April 1, 2021 to September 30, 2021).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period April 1, 2021 to September 30, 2021” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund’s and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. The information assumes the reinvestment of all dividends and distributions.

	Annualized Expense Ratio	Beginning Account Value April 1, 2021	Ending Account Value September 30, 2021	Expenses Paid During Period April 1, 2021 to September 30, 2021
Freedom 100 Emerging Markets ETF[1]
Actual	0.49%	$1,000.00	$997.60	$2.45
Hypothetical (5% annual return before expenses)	0.49%	1,000.00	1,022.61	2.48

1.	The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/365, to reflect the one-half year period.

FREEDOM 100 EMERGING MARKETS ETF

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Fund”), has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that the Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Fund’s particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of the Fund.

The Trust’s Board of Trustees has designated the Chief Executive Officer of Empowered Funds LLC (the “Adviser) as the Program Administrator, responsible for administering the Program and its policies and procedures.

At the October 1, 2021, meeting of the Board of Trustees of the Trust, the Program Administrator provided the Trustees with a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended September 30, 2021. The report concluded that the Program appeared effectively tailored to identify potential illiquid scenarios and to enable the Fund to deliver appropriate reporting. In addition, the report concluded that the Program is adequately operating and its implementation has been effective. The report reflected that there were no liquidity events that impacted the Fund’s ability to timely meet redemptions without dilution to existing shareholders. The report further described material changes that were made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

FREEDOM 100 EMERGING MARKETS ETF

FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Freedom 100 Emerging Markets ETF	51.05%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2021 was as follows:

Freedom 100 Emerging Markets ETF	0.15%

SHORT TERM CAPITAL GAIN

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under the Internal Revenue Section 871 (k)(2)(C) for the Fund was 0.00% (unaudited).

FREEDOM 100 EMERGING MARKETS ETF

FOREIGN TAX CREDIT PASS THROUGH (UNAUDITED)

Pursuant to Section 853 of the Internal Revenue code, the Fund designates the following amounts as foreign taxes paid for the year ended September 30, 2021. Foreign taxes paid for financial statement purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Tax Credit Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived From Foreign Sourced Income
Freedom 100 Emerging Markets ETF	294,975	0.096713	100.00%

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to difference in the calculation of income and gains under GAAP purposes and Internal Revenue Service purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund.

FREEDOM 100 EMERGING MARKETS ETF

OFFICERS AND AFFILIATED TRUSTEE

The table below sets forth certain information about each of the Trust’s executive officers as well as its affiliated Trustee.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
Wesley R. Gray 1980	Chief Executive Officer/Chief Investment Officer	Indefinite term; Trustee since 2014; CEO / CIO since 2010	CEO / CIO, Alpha Architect (Since 2010)
John R. Vogel 1983	Chief Financial Officer/Chief Investment Officer	Indefinite term; Principal Financial Officer since 2014, CFO / CIO since 2011	CFO / CIO, Alpha Architect (Since 2011)
Patrick R. Cleary 1982	Chief Operating Officer/Chief Compliance Officer	Indefinite term; CCO / COO since 2015. COO since 2014.	CCO / COO, Alpha Architect (Since 2015)

FREEDOM 100 EMERGING MARKETS ETF

INDEPENDENT TRUSTEES

The following table sets forth certain information about the Trust’s Independent Trustees.

Name, Address, and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Daniel Dorn Born: 1975 c/o Alpha Architect Trust 213 Foxcroft Road, Broomall, PA 19008	Trustee	Since 2014	Associate Professor of Finance, Drexel University, LeBow College of Business (2003 – present)	16	None
Chukwuemeka (Emeka) O. Oguh Born: 1983 c/o Alpha Architect Trust 213 Foxcroft Road, Broomall, PA 19008	Trustee	Since 2018	Co-founder and CEO, PeopleJoy (2016 – present)	16	None
Michael S. Pagano, Ph.D., CFA Born: 1962 c/o Alpha Architect Trust 213 Foxcroft Road, Broomall, PA 19008	Trustee	Since 2014	The Robert J. and Mary Ellen Darretta Endowed Chair in Finance, Villanova University (1999 – present); Associate Editor of The Financial Review (2009 – present); Advances in Quantitative Analysis of Finance and Accounting (2010 – present); Founder, Michael S. Pagano, LLC (business consulting firm) (2008 – present); Member of FINRA’s Market Regulation Committee (2009 – present)	16	None

Additional information about the Affiliated Trustee and Independent Trustees is available in the Statement of Additional Information (SAI).

FREEDOM 100 EMERGING MARKETS ETF

BOARD REVIEW AND APPROVAL OF ADVISORY CONTRACTS (UNAUDITED)

The Board (the members of which are referred to as “Trustees”) of the Alpha Architect ETF Trust (the “Trust”) met virtually on October 1, 2021, to consider the approval of the continuation of the Advisory Agreement between the Trust, on behalf of the Freedom 100 Emerging Markets ETF (the “Fund”), and Empowered Funds, LLC (the “Adviser”). In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Adviser relevant to the Board’s consideration of whether to approve the continuation of the Advisory Agreement. In connection with consideration of the approval, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust (virtually), who provided assistance and advice.

In reaching the decision to approve the continuation of the Advisory Agreement, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance and its investment strategy. Information furnished by the Adviser specifically in connection with the renewal of the Advisory Agreement included, among other things, information about its personnel, operations, financial condition, and compliance and risk management. The Board also reviewed copies of the Advisory Agreements.

During their review and consideration, the Board focused on and reviewed the factors they deemed relevant, including:

Nature, Quality and Extent of Services. The Board was presented and considered information concerning the nature, quality and extent of the overall services expected to be continued to be provided by the Adviser to the Fund. In this connection, the Board considered the responsibilities of the Adviser, recognizing that the Adviser had invested significant time and effort in structuring the Trust and the Fund, and arranging service providers for the Fund. In addition, the Board considered that, the Adviser remains responsible for providing investment advisory services to the Fund, monitoring compliance with the Fund’s objectives, policies and restrictions, and carrying out directives of the Board. The Board also considered the services expected to be continued to be provided by the Adviser in the oversight of the Trust’s administrator, transfer agent and custodian, as well as the Fund’s index provider. In addition, the Board evaluated the integrity of the Adviser’s personnel, the experience of the portfolio management team in managing assets and the adequacy of the Adviser’s resources. The Board also considered the Fund’s investment strategy requires trading in emerging markets.

Performance. The Board considered the third-party peer group analysis that included comparison against both other exchanged-traded funds and mutual funds. The Board also considered that the third-party analyses classified the Fund as a passively-managed ETF focused on stocks in emerging markets outside of the United States. The Board noted that the Fund tracks a proprietary index called the Life + Liberty Freedom 100 Emerging Markets Index. In addition, it was noted that the Fund is benchmarked against the Solactive GBS Emerging Markets Large & Mid Cap NTR Index.

The Board examined the Fund’s net expense ratio versus its peers, its fee levels on an active share basis, the Fund’s active share level, and its performance over the prior twelve and twenty-four months. Peer performance information was provided in quartiles, ranging from quartile one (the worst performing) to quartile four (the best performing). In particular, it was noted the Fund’s performance placed it in the second highest performance quartile (39% and 31% respectively) for both periods versus its ETF peers. In addition, the Board considered other Fund performance information provided in the Materials at the Meeting as well as during quarterly Board meetings. The Board was satisfied with the Fund’s performance. The Board also understood the Adviser’s explanation of the Fund’s construction and understood the rationale for its implied performance differential versus a broad-based emerging markets fund.

Comparative Fees and Expenses. In considering the proposed advisory fees, the Board reviewed and considered the fees in light of the nature, quality and extent of the services expected to be continued to be provided by the Adviser. With respect to the advisory fee and expense ratio for the Fund, the Board also considered the fee and expense ratio versus the fees and expenses charged to other ETFs and mutual funds within the peer universe. It was reported that the Fund’s total expense ratio and net expense ratio were each in the highest quartile versus its ETF peers and in the lowest quartile versus mutual fund peers. The Fund’s management fee was in the highest quartile versus its ETF peers and in the lowest quartile versus mutual fund peers. The Board also noted that Fund’s active share fees were each in the second lowest quartile and lowest quartile versus its ETF and mutual fund peers, respectively.

FREEDOM 100 EMERGING MARKETS ETF

BOARD REVIEW AND APPROVAL OF ADVISORY CONTRACTS (UNAUDITED)

Costs and Profitability. The Board further considered information regarding the profits realized by the Adviser in connection with providing services to the Fund. The Advisor’s level of profitability was discussed, as well as the current levels of compensation paid to the Adviser’s personnel versus the market. A discussion ensued regarding the Advisor’s profitability in light of its fixed and variable costs, as well the Advisor’s support agreement with the Fund’s sponsor. The Board also reviewed financial information provided by the Adviser with respect to the Fund, and the costs associated with the personnel, systems and equipment necessary to manage the Fund and to meet the regulatory and compliance requirements adopted by the SEC and other regulatory bodies as well as other expenses the Adviser pays in accordance with the Advisory Agreement. The Board also took into consideration that the Adviser would remain responsible for paying all expenses incurred by the Fund except for the fees paid to the Adviser pursuant to the Agreement, payments under any distribution plan adopted pursuant to Rule 12b-1, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs), litigation expenses and other non-routine or extraordinary expenses. The Board also considered the respective financial obligations of the Adviser and the Fund’s sponsor.

Other Benefits. The Board further considered the extent to which the Adviser might derive ancillary benefits from Fund operations. For example, the Adviser may engage in soft dollar transactions in the future, although it did not currently plan to do so.

Economies of Scale. The Board also considered whether economies of scale would be realized by the Fund as it commences operations and its assets grow, including the extent to which this is reflected in the level of fees to be charged. The Board noted that the advisory fee for the Fund did not include breakpoints but concluded that it was premature – as the Fund was still relatively new.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement, including the compensation payable under the Agreement.

FREEDOM 100 EMERGING MARKETS ETF

INFORMATION ABOUT PORTFOLIO HOLDINGS (UNAUDITED)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Fund’s Form N-PORT is available without charge, upon request, by calling (215) 882-9983. Furthermore, you may obtain the Form N-PORT on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at http://www.freedometfs.com/ daily.

INFORMATION ABOUT PROXY VOTING (UNAUDITED)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling (215) 882-9983, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at http://www.freedometfs.com/.

When available, information regarding how the Fund’s voted proxies relating to portfolio securities during the twelve months ending June 30 is (1) available by calling (215) 882-9983 and (2) the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS (UNAUDITED)

Information regarding how often shares of the Fund trades on an exchange at a price above (i.e., at premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at http://www.freedometfs.com/

PRIVACY POLICY (UNAUDITED)

Alpha Architect ETF Trust (the “Trust”) is strongly committed to preserving and safeguarding the personal financial information of any customers of the Trust. Confidentiality is extremely important to us.

Regulation S-P requires, among others, each investment company to “adopt written policies and procedures that address administrative, technical, and physical safeguards for the protection of customer records and information.” However, Pursuant to Regulation S-P’s definition of “customer,” the Trust currently does not have, nor does it anticipate having in the future, any customers. In addition, the Trust does not collect any non-public personal information from any consumers.

Nonetheless, the Trust has instituted certain technical, administrative and physical safeguards through which the Trust would seek to protect personal financial information about any customers from unauthorized use and access. First, technical procedures are used in order to limit the accessibility and exposure of Trust-maintained information contained in electronic form. If customer information were obtained by the Trust, such technical procedures would cover such information.

Second, administrative procedures that are in place, would be used to control the number and type of employees, affiliated and nonaffiliated persons, to whom customer information (if the Trust were to obtain any) would be accessible.

Third, physical safeguards have been established, which if customer information were obtained by the Trust, to prevent access to such information contained in hard-copy form.

As these procedures illustrate, the Trust realizes the importance of information confidentiality and security and emphasizes practices which are aimed at achieving those goals.

Adviser

Empowered Funds, LLC

213 Foxcroft Road

Broomall, PA 19008

Distributor

Quasar Distributors, LLC

111 East Kilbourn Ave, Suite 2200

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bank Global Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Spicer Jeffries LLP

4601 DTC Boulevard, Suite 700

Denver, CO 80237

Legal Counsel

Pellegrino, LLC

303 West Lancaster Avenue, Suite 302

Wayne, PA 19087

Freedom 100 Emerging Market ETF

Symbol – FRDM

CUSIP – 02072L607

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Michael Pagano is an “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the registrant’s tax returns and calculations of required income, capital gain and excise distributions. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Freedom 100 Emerging Markets ETF

	FYE 9/30/2021	FYE 9/30/2020
Audit Fees	$8,750	$8,750
Audit-Related Fees	N/A	N/A
Tax Fees	$2,250	$2,250
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Spicer Jeffries LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Freedom 100 Emerging Markets ETF

	FYE 9/30/2021	FYE 9/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the past year. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Freedom 100 Emerging Markets ETF

Non-Audit Related Fees	FYE 9/30/2021	FYE 9/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Daniel Dorn, Chukwuemeka (Emeka) Oguh, and Michael Pagano.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Alpha Architect ETF Trust

By (Signature and Title)	/s/ Wesley Gray
Wesley Gray, President, Principal Executive Officer

Date:	November 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Wesley Gray
Wesley Gray, President, Principal Executive Officer

Date:	November 23, 2021

By (Signature and Title)	/s/ John R. Vogel
John R. Vogel, Principal Financial Officer and Treasurer

Date:	November 23, 2021